Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 9/1/11 — 9/30/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 20, 2011 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127 Reporting Period: 9/1/11 — 9/30/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — CORRECTED
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

									CUMULATIVE FILING
	BANK ACCOUNTS						CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX		OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$48,464.34			$44,772,178.20			$44,820,642.54		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$1,033,315.22
OTHER (ATTACH LIST)									$45,288,111.33
TRANSFERS (FROM DIP ACCTS)	$1,000,000.00	[1]		$44,771,737.45	[2]		$45,771,737.45		$45,771,737.45
TOTAL RECEIPTS	$1,000,000.00			$44,771,737.45			$45,771,737.45		$92,093.164.00

DISBURSEMENTS
NET PAYROLL	$11,263.35						$11,263.35		$694,671.17
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$13,853.44			$440.75			$14,294.19		$1,096,087.22
SELLING
OTHER (ATTACH LIST)									$46,506.27
DISBURSEMENT TO FDIC				$1,439,580.00					$1,486,086.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)				$45,771,737.45	(1)(2)		$45,771,737.45		$45,771,737.45
PROFESSIONAL FEES	$981,396.72						$981,396.72		$4,266.434.17
U.S. TRUSTEE QUARTERLY FEES									$41,924.01
COURT COSTS
TOTAL DISBURSEMENTS	$1,006,513.51			$47,211,758.20			$48,218,271.72		$53,356,940.29

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(6,513.51)			$(2,440,020.75)			$(2,446,534.26)		$38,736,223.71

CASH — END OF MONTH	$41,950.83			$42,332,157.45			$42,374,108.28		$42,374,108.28

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$48,218,271.71
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$45,771,737.45
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2,446,534.26

[1]	Transfer from Wells Fargo Tax Escrow to B of A Operating.

[2]	Transfer from Money Market Tax Refund to Wells Fargo FDIC QSF.

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 9/30/11

Balance per Bank		$41,789.51

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Bank charges on bank not on books		$161.32

Balance per Books		$41,950.83

Account 9472
Account Name PFF Bancorp, Inc. — Tax Refund Holding
Reconciliation As of Date 9/30/11

Balance per Bank		$0.00

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)
Balance per Books		$0.00

Account 1900
Account Name PFF Bancorp, Inc. — FDIC QSF
Reconciliation As of Date 9/30/11

Balance per Bank		$42,332,157.45

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)
Balance per Books		$42,332,157.45

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 9/1/11 — 9/30/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings LLP	8/1/10 -11/30/10		PFF Bancorp	1416	9/23/11	$92,478.90	$0.00	$1,883,852.50	$24,982.85
	12/1/10 - 3/31/11		PFF Bancorp	1417	9/23/11	$113,791.06	$0.00	$1,997,643.56	$24,982.85

JH Cohn	8/1/10 - 11/30/10		PFF Bancorp	1423	9/23/11	$43,626.10	$0.00	$625,599.90	$5,472.15
	12/1/10 - 3/31/11		PFF Bancorp	1424	9/23/11	$101,266.80	$0.00	$726,866.80	$5,472.15

Blank Rome	8/1/10 - 11/30/10		PFF Bancorp	1420	9/23/11	$192,290.00	$5,807.63	$898,709.20	$28,306.14
	5th Holdback		PFF Bancorp	1421	9/23/11	$88,742.00	$0.00	$987,451.20	$28,306.14
	12/1/10 - 3/31/11		PFF Bancorp	1422	9/23/11	$180,119.00	$2,391.71	$1,167,570.20	$30,697.85

Richards Layton & Finger	8/1/10 - 11/30/10		PFF Bancorp	1418	9/23/11	$40,580.34	$145.74	$189,365.38	$3,677.94
	12/1/10 - 3/31/11		PFF Bancorp	1419	9/23/11	$61,883.50	$1,100.74	$251,248.88	$4,778.68

Flaster Greenberg			PFF Bancorp	1425	9/23/11	$55,383.78	$1,789.42	$55,383.78	$1,789.42

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 16
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	09/01/2011 — 09/30/2011	Statement Beginning Balance	$48,451.97
Number of Deposits/Credits	1	Amount of Deposits/Credits	$1,000,000.00
Number of Checks	16	Amount of Checks	$1,002,629.80
Number of Other Debits	38	Amount of Other Debits	$4,032.66
		Statement Ending Balance	$41,789.51
Number of Enclosures	16
		Service Charge	$161.32

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
09/21		$1,000,000.00	WIRE TYPE: WIRE IN DATE: 110921 TIME: 1549 ET TRN: 2011092100222741 SEQ: 2011092100079702 / 026168 ORIG: WELLS FARGO ID: 108377 SND BK: WELLS FARGO BANK, NA ID: 121000248 PMT DET: 1904746 PAYMENT TO DEBT OR PFF BANCOPR	00370222741
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1412	$6,500.76	09/27	1082370280	1420		$198,097.63	09/28	6192006584
1413	$7.071.95	09/27	1082370279	1421		$88,742.00	09/28	6192006586
1414	$73.24	09/26	9692146279	1422		$182,510.71	09/28	6192006585
1415	$87.24	09/26	9692144314	1423		$43,626.10	09/27	4370035591
1416	$92,478.90	09/27	5992141993	1424		$101,266.80	09/27	4370035590
1417	$113,791.06	09/27	5992141994	1425		$57,173.20	09/30	6592249508
1418	$40,726.08	09/28	6192807440	1426		$3,785.12	09/28	9192171751
1419	$62,984.24	09/28	6192807441	10071	*	$3,714.77	09/26	9692089782
Other Debits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900005
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900006
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900007
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900008
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900009
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900010
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900011
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900012
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900013
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900014
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900015
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900016
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900017
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900018
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900019
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900020
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900021
09/07	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900022
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900023

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 16
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits — Continued
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900024
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900025
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900026
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900027
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900028
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900029
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900030
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900031
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900032
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900033
09/07	1	$5.00	STATEMENT ACTIVITY PRINT	09939900034
09/20		$1,968.83	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 091937A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	62009928064
09/20		$1,794.63	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 092037A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	63005082749
09/21	1	$10.00	INCOMING DOMESTIC WIRE	09980200002
09/26		$30.00	6 MONTH STOP PAY CHARGE
09/27	1	$25.00	CSR ASSISTED TNQ/REQUEST	09939900004
09/28		$53.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 1747478 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	70006053765
09/28		$53.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 1747479 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	700006053766
09/30		$0.32	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
08/31	$48,451.97	$48,451.97	09/26	$1,040,677.26	$1,040,677.26
09/07	$48,355.97	$48,355.97	09/27	$675,916.69	$675,916.69
09/20	$46,387.14	$46,387.14	09/28	$98,963.03	$98,963.03
09/21	$1,044,582.51	$1,044,582.51	09/30	$41,789.51	$41,789.51

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 16
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 3 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	09/01/2011 — 09/30/2011	Statement Beginning Balance	$44,771,833.45
Number of Deposits/Credits	1	Amount of Deposits/Credits	$20.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	32	Amount of Other Debits	$44,771,853.45
		Statement Ending Balance	$0.00
Number of Enclosures	0
		Service Charge	$116.00
Deposits and Credits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
02/14		$20.00	SERVICE CHARGE REFUND REASON REFUND WIRE FEE W/O 09/14/11 PER INSTRUCTIONS FROM SR1-1155505583 FDBS NNF 001304 NBK1K5V	04303040284
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900027
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900028
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900029
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900030
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900031
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900032
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900033
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900034
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900035
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900036
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900037
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900038
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900039
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900040
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900041
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900042
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900043
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900044
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900045
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900046
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900047
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900048
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900049
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900050
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900051
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900052
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900053
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900054
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900055
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900056

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits — Continued
09/14		$44,771,737.45	WIRE TYPE: WIRE OUT DATE: 110914 TIME: 1605 ET TRN: 2011091400227166 SERVICE REF: 009735 BNF: CORPORATE TRUST CLEARING ID: 121000248 PMT DET: 011109 14006877NN/ACC/FFC: 83671900 PFF BANCORP	00370227166
09/14	1	$20.00	BANK ASSIST DOMESTIC WIRE	09980200007
Daily Balances

		Collected			Collected
Date	Ledger Balance	Balance	Date	Ledger Balance	Balance
08/31	$44,771,833.45	$44,771,833.45	09/21	$0.00	$0.00
09/08	$44,771,737.45	$44,771,737.45	09/30	$0.00	$0.00
09/14	$20.00-	$20.00-

Account Number 9472
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 07/29/2011
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2011
Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

CTS CMES SPECIALIZED PRODS MN
CORPORATE TRUST SERVICES
MAC N9311-110 SPECIALIZED PRODUCTS
625 MARQUETTE AVE, 11TH FLOOR
MINNEAPOLIS, MN 55402-2308
PFF BANCORP FDIC QSF
ACCOUNT NUMBER 83671900
MONTHLY STATEMENT
SEPTEMBER 8, 2011 THROUGH SEPTEMBER 30, 2011

ACCOUNT MANAGER: DAVID BERGSTROM
TELEPHONE NUMBER: 612-667-7390
FEDERAL DEPOSIT INSURANCE CORP
3501 FAIRFAX DRIVE	ADMINISTRATOR: DAVID PICKETT
ARLINGTON, VIRGINIA 22226	TELEPHONE NUMBER: (612) 667-9099
ATTN: B. AMON JAMES

TABLE OF CONTENTS	PFF BANCORP FDIC QSF
FOR THE PERIOD ENDED SEPTEMBER 8, 2011 THROUGH SEPTEMBER 30, 2011	ACCOUNT NUMBER 83671900

ASSET SUMMARY	PFF BANCORP FDIC QSF
AS OF SEPTEMBER 30, 2011	ACCOUNT NUMBER 83671900
ASSET SUMMARY

			UNREALIZED	ACCRUED
INVESTMENT CATEGORY	COST VALUE	MARKET VALUE	GAIN/LOSS	INCOME

CASH	$21,166,227.56	$21,166,227.56
CASH EQUIVALENTS	$21,165,929.89	$21,161,919.92	$4,009.97-	$0.00

TOTAL INVESTMENTS	$43,332,157.45	$42,328,147.48	$4,009.97-	$0.00

STATEMENT OF ASSETS	PFF BANCORP FDIC QSF
AS OF SEPTEMBER 30, 2011	ACCOUNT NUMBER 83671900
STATEMENT OF ASSETS

		COST VALUE	MARKET VALUE	UNREALIZED
PAR VALUE / SHARES	DESCRIPTION	/ UNIT COST	/ UNIT PRICE	GAIN / LOSS	ACCRUED INCOME
	CASH	$21,166,227.56	$21,166,227.56
CASH EQUIVALENTS
$21,167.000	US TREASURY BILL	$21,165,929.89	$21,161,919.92	$4,009.97-	$0.00

	DTD 09/22/11 03/22/2012 CUSIP 9127955E7	99.995	99.976

TOTAL CASH EQUIVALENTS		$21,165,929.89	$21,161,929.92	$4,009.97-	$0.00

TOTAL INVESTMENTS		$42,332,157.45	$42,328,147.48	$4,009.97-	$0.00

CASH SUMMARY	PFF BANCORP FDIC QSF
FOR THE PERIOD SEPTEMBER 8, 2011 THROUGH SEPTEMBER 30, 2011	ACCOUNT NUMBER 83671900
CASH SUMMARY

DESCRIPTION	PRINCIPAL CASH	INCOME CASH
BEGINNING BALANCE	$0.00	$0.00
RECEIPTS
OTHER CASH RECEIPTS	$44,771,737.45	$0.00
TOTAL CASH RECEIPTS	$44,771,737.45	$0.00
DISBURSEMENTS
OTHER CASH DISBURSEMENTS	$2,439,580.00-	$0.00
PURCHASES	$21,165,929.89-	$0.00
TOTAL CASH DISBURSEMENTS	$23,605,509.89	$0.00

ENDING BALANCE	$21,166,227.56	$0.00

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD SEPTEMBER 8, 2011 THROUGH SEPTEMBER 30, 2011	ACCOUNT NUMBER 83671900
STATEMENT OF TRANSACTIONS

	PAR VALUE /					REALIZED
DATE	SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH	COST VALUE	GAIN/LOSS
		BEGINNING BALANCE	$0.00	$0.00	$0.00

09/14/11		ADDITION TO ACCOUNT	$44,771,737.45
		WIRE RECEIPT FED REFERENCE:
		0914B6B7HU2R009735 / PFF BANCORP, INC DEBTOR IN POSSESSION 08-13127-KJC AVE. 139 CLAREMONT CA 91711 RFB=011 OPI=3755579472 / FTR / BNF=0001038377 T CLEARING BBI = / REC / FFC: 83671900 PF

09/21/11		WIRE DISBURSEMENTS	$1,000,000.00-
		PAID TO BANKAMERICA INTERNATIONAL PAYMENT TO PFF BANCORP

09/21/11		WIRE DISBURSEMENTS	$1,439,580.00-
		PAID TO FEDERAL HOME LOAN BANK OF NYC PAYMENT TO FDIC-RECEIVER10024

09/22/11	21,267,000	PURCHASED	$21,165,929.89-		$21,165,929.89
		US TREASURY BILL 3/22/12 CUSIP 9127955E7 AT $99.99 ON TRADE DATE 09/21/2011 TO SETTLE ON 09/22/2011 WELLS FARGO SECURITIES, LLC

		ENDING BALANCE	$21,166,227.56	$0.00	$21,165,929.89

PFF Bancorp, Inc.
Transaction Detail by Account
September 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	09/09/2011	Journal Entry	515			-SPLIT-	-12.67	-12.67
	09/15/2011	Journal Entry	523			-SPLIT-	0.30	-12.37
	09/15/2011	Journal Entry	519			-SPLIT-	-6,500.76	-6,513.13
	09/15/2011	Journal Entry	520			-SPLIT-	-7,071.95	-13,585.08
	09/15/2011	Journal Entry	521			-SPLIT-	-73.24	-13,658.32
	09/15/2011	Journal Entry	522			-SPLIT-	-87.24	-13,745.56
	09/16/2011	Journal Entry	524			-SPLIT-	-5,737.54	-19,483.10
	09/19/2011	Journal Entry	525			-SPLIT-	-5,633.69	-25,116.79
	09/23/2011	Journal Entry	530			-SPLIT-	-40,726.08	-65,842.87
	09/23/2011	Journal Entry	537			-SPLIT-	-57,173.20	-123,016.07
	09/23/2011	Journal Entry	536			-SPLIT-	-101,266.80	-224,282.87
	09/23/2011	Journal Entry	535			-SPLIT-	-43,626.10	-267,908.97
	09/23/2011	Journal Entry	527			-SPLIT-	1,000,000.00	732,091.03
	09/23/2011	Journal Entry	528			-SPLIT-	-92,478.90	639,612.13
	09/23/2011	Journal Entry	529			-SPLIT-	-113,791.06	525,821.07
	09/23/2011	Journal Entry	531			-SPLIT-	-62,984.24	462,836.83
	09/23/2011	Journal Entry	532			-SPLIT-	-198,097.63	264,739.20
	09/23/2011	Journal Entry	533			-SPLIT-	-88,742.00	175,997.20
	09/23/2011	Journal Entry	534			-SPLIT-	-182,510.71	-6,513.51

Total for B of A Checking							-6,513.51
Money Market — Tax Refund
	09/09/2011	Journal Entry	515			-SPLIT-	-344.75	-344.75
	09/23/2011	Journal Entry	526			-SPLIT-	-44,771,833.45	-44,772,178.20

Total for Money Market - Tax Refund							-44,772,178.20
Wells Fargo Tax Escrow
	09/23/2011	Journal Entry	527			-SPLIT-	-1,000,000.00	-1,000,000.00
	09/23/2011	Journal Entry	526			-SPLIT-	44,771,737.45	43,771,737.45

Total for Wells Fargo Tax Escrow							43,771,737.45
Prepaid — Moffett
	09/23/2011	Journal Entry	555			-SPLIT-	-40,000.00	-40,000.00

Total for Prepaid — Moffett							-40,000.00
Post Petition Debts
	09/09/2011	Journal Entry	516			-SPLIT-	1,193.40	1,193.40
	09/10/2011	Journal Entry	517			-SPLIT-	5,587.24	6,780.64
	09/10/2011	Journal Entry	518			-SPLIT-	7,071.95	13,852.59
	09/15/2011	Journal Entry	520			-SPLIT-	-7,071.95	6,780.64
	09/15/2011	Journal Entry	519			-SPLIT-	-6,500.76	279.88
	09/15/2011	Journal Entry	521			-SPLIT-	-73.24	206.64
	09/15/2011	Journal Entry	522			-SPLIT-	-87.24	119.40
	09/16/2011	Journal Entry	524			-SPLIT-	-5,500.00	-5,380.60
	09/19/2011	Journal Entry	525			-SPLIT-	-5,500.00	-10,880.60
	09/23/2011	Journal Entry	538			-SPLIT-	-598,235.66	-609,116.26

Total for Post Petition Debts							-609,116.26
Post Petition Unpaid — JH C
	09/23/2011	Journal Entry	546			-SPLIT-	15,681.92	15,681.92
	09/23/2011	Journal Entry	548			-SPLIT-	4,907.20	20,589.12
	09/23/2011	Journal Entry	549			-SPLIT-	8,187.04	28,776.16
	09/23/2011	Journal Entry	551			-SPLIT-	6,585.50	35,361.66
	09/23/2011	Journal Entry	547			-SPLIT-	11,226.00	46,587.66
	09/30/2011	Journal Entry	562			-SPLIT-	-6,585.50	40,002.16

Total for Post Petition Unpaid — JH C							40,002.16
Post Petition Unpaid — KCC
	09/23/2011	Journal Entry	553			-SPLIT-	5,019.37	5,019.37
	09/30/2011	Journal Entry	559			-SPLIT-	3,482.01	8,501.38

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Total for Post Petition Unpaid — KCC							8,501.38
Post Petition Unpaid - McCarthy
	09/30/2011	Journal Entry	561			-SPLIT-	7,046.17	7,046.17

Total for Post Petition Unpaid — McCarthy							7,046.17
Post Petition Unpaid — MOGR
	09/23/2011	Journal Entry	550			-SPLIT-	15,290.30	15,290.30
	09/23/2011	Journal Entry	552			-SPLIT-	6,465.59	21,755.89
	09/30/2011	Journal Entry	562			-SPLIT-	6,585.50	28,341.39

Total for Post Petition Unpaid — MOGR							28,341.39
Post Petition Unpaid — PH
	09/23/2011	Journal Entry	542			-SPLIT-	17,306.21	17,306.21

Total for Post Petition Unpaid — PH							17,306.21
Post Petition Unpaid - Pure Comp
	09/23/2011	Journal Entry	554			-SPLIT-	1,193.40	1,193.40

Total for Post Petition Unpaid — Pure Comp							1,193.40
Post Petition Unpaid — RLF
	09/23/2011	Journal Entry	543			-SPLIT-	14,718.81	14,718.81
	09/23/2011	Journal Entry	544			-SPLIT-	18,932.68	33,651.49
	09/23/2011	Journal Entry	541			-SPLIT-	14,126.19	47,777.68
	09/23/2011	Journal Entry	545			-SPLIT-	15,544.42	63,322.10

Total for Post Petition Unpaid — RLF							63,322.10
Post Petition Unpaid - Talbott
	09/30/2011	Journal Entry	560			-SPLIT-	9,817.41	9,817.41

Total for Post Petition Unpaid — Talbott							9,817.41
Bank Charges
	09/09/2011	Journal Entry	515			-SPLIT-	357.42	357.42
	09/15/2011	Journal Entry	523			-SPLIT-	-0.30	357.12
	09/23/2011	Journal Entry	526			-SPLIT-	96.00	453.12

Total for Bank Charges							453.12
Blank Rome — Expenses
	09/23/2011	Journal Entry	534			-SPLIT-	2,391.71	2,391.71
	09/24/2011	Journal Entry	556			-SPLIT-	5,807.63	8,199.34

Total for Blank Rome - Expenses							8,199.34
Blank Rome — Fees
	09/23/2011	Journal Entry	532			-SPLIT-	192,290.00	192,290.00
	09/23/2011	Journal Entry	534			-SPLIT-	180,119.00	372,409.00
	09/23/2011	Journal Entry	532			-SPLIT-	5,807.63	378,216.63
	09/23/2011	Journal Entry	533			-SPLIT-	88,742.00	466,958.63
	09/24/2011	Journal Entry	556			-SPLIT-	-5,807.63	461,151.00

Total for Blank Rome — Fees							461,151.00
Contractor — Talbott
	09/10/2011	Journal Entry	518			-SPLIT-	6,875.00	6,875.00
	09/30/2011	Journal Entry	560			-SPLIT-	9,625.00	16,500.00

Total for Contractor - Talbott							16,500.00
Contractor — Talbott - Expenses
	09/10/2011	Journal Entry	518			-SPLIT-	196.95	196.95
	09/30/2011	Journal Entry	560			-SPLIT-	192.41	389.36

Total for Contractor - Talbott — Expenses							389.36
Flaster Greenberg - Expenses
	09/23/2011	Journal Entry	537			-SPLIT-	1,789.42	1,789.42

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Total for Flaster Greenberg — Expenses							1,789.42
Flaster Greenberg Fees
	09/23/2011	Journal Entry	537			-SPLIT-	55,383.78	55,383.78

Total for Flaster Greenberg Fees							55,383.78
JH Cohn — Fees
	09/23/2011	Journal Entry	536			-SPLIT-	101,266.80	101,266.80
	09/23/2011	Journal Entry	535			-SPLIT-	43,626.10	144,892.90

Total for JH Cohn — Fees							144,892.90
Kurtzman Carson
	09/30/2011	Journal Entry	559			-SPLIT-	3,482.01	3,482.01

Total for Kurtzman Carson							3,482.01
Legal & Professional Fees
	09/23/2011	Journal Entry	555			-SPLIT-	40,000.00	40,000.00

Total for Legal & Professional Fees							40,000.00
Office Expenses
	09/09/2011	Journal Entry	516			-SPLIT-	1,193.40	1,193.40
	09/16/2011	Journal Entry	524			-SPLIT-	53.94	1,247.34
	09/19/2011	Journal Entry	525			-SPLIT-	53.94	1,301.28

Total for Office Expenses							1,301.28
Payroll
	09/10/2011	Journal Entry	517			-SPLIT-	5,500.00	5,500.00
	09/16/2011	Journal Entry	524			-SPLIT-	183.60	5,683.60
	09/19/2011	Journal Entry	525			-SPLIT-	79.75	5,763.35
	09/30/2011	Journal Entry	561			-SPLIT-	7,000.00	12,763.35

Total for Payroll							12,763.35
PHJW Fees
	09/23/2011	Journal Entry	528			-SPLIT-	92,478.90	92,478.90
	09/23/2011	Journal Entry	529			-SPLIT-	113,791.06	206,269.96

Total for PHJW Fees							206,269.96
Post Petit Prof — Pending
	09/23/2011	Journal Entry	554			-SPLIT-	1,193.40	1,193.40
	09/23/2011	Journal Entry	553			-SPLIT-	5,019.37	6,212.77
	09/23/2011	Journal Entry	538			-SPLIT-	-598,235.66	-592,022.89

Total for Post Petit Prof - Pending							-592,022.89
Post Petition Accrued Exp - JH C
	09/23/2011	Journal Entry	546			-SPLIT-	15,681.92	15,681.92
	09/23/2011	Journal Entry	549			-SPLIT-	8,187.04	23,868.96
	09/23/2011	Journal Entry	548			-SPLIT-	4,907.20	28,776.16
	09/23/2011	Journal Entry	547			-SPLIT-	11,226.00	40,002.16

Total for Post Petition Accrued Exp — JH C							40,002.16
Post Petition Accrued Exp - MOGR
	09/23/2011	Journal Entry	552			-SPLIT-	6,465.59	6,465.59
	09/23/2011	Journal Entry	551			-SPLIT-	6,585.50	13,051.09
	09/23/2011	Journal Entry	550			-SPLIT-	15,290.30	28,341.39

Total for Post Petition Accrued Exp — MOGR							28,341.39
Post Petition Accrued Exp - PH
	09/23/2011	Journal Entry	542			-SPLIT-	17,306.21	17,306.21

Total for Post Petition Accrued Exp — PH							17,306.21
Post Petition Accrued Exp - RLF
	09/23/2011	Journal Entry	541			-SPLIT-	14,126.19	14,126.19
	09/23/2011	Journal Entry	543			-SPLIT-	14,718.81	28,845.00
	09/23/2011	Journal Entry	545			-SPLIT-	15,544.42	44,389.42
	09/23/2011	Journal Entry	544			-SPLIT-	18,932.68	63,322.10

Total for Post Petition Accrued Exp — RLF							63,322.10

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Postage
	09/10/2011	Journal Entry	517			-SPLIT-	62.26	62.26
	09/30/2011	Journal Entry	561			-SPLIT-	21.19	83.45

Total for Postage							83.45
RLF — Fees
	09/23/2011	Journal Entry	531			-SPLIT-	61,883.50	61,883.50
	09/23/2011	Journal Entry	530			-SPLIT-	40,580.34	102,463.84

Total for RLF — Fees							102,463.84
RLF Expenses
	09/23/2011	Journal Entry	531			-SPLIT-	1,100.74	1,100.74
	09/23/2011	Journal Entry	530			-SPLIT-	145.74	1,246.48

Total for RLF Expenses							1,246.48
Travel
	09/10/2011	Journal Entry	517			-SPLIT-	24.98	24.98
	09/30/2011	Journal Entry	561			-SPLIT-	24.98	49.96

Total for Travel							49.96

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/09/2011

Account	Debit	Credit

Bank Charges	$357.42
Money Market — Tax Refund		$344.75
B of A Checking		$12.67

Totals	$357.42	$357.42
Memo: B of A — Aug

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/15/2011

Account	Debit	Credit

Post Petition Debts	$87.24
B of A Checking		$87.24

Totals	$87.24	$87.24
Memo: McCarthy 8/27 — 9/9/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/15/2011

Account	Debit	Credit

Post Petition Debts	$6,500.76
B of A Checking		$6,500.76

Totals	$6,500.76	$6,500.76
Memo: Talbott 8/14 — 8/27/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/15/2011

Account	Debit	Credit

Post Petition Debts	$7,071.95
B of A Checking		$7,071.95

Totals	$7,071.95	$7,071.95
Memo: Talbott 8/28 — 9/10/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/15/2011

Account	Debit	Credit

Post Petition Debts	$73.24
B of A Checking		$73.24

Totals	$73.24	$73.24
Memo: McCarthy 8/13 — 8/26/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/15/2011

Account	Debit	Credit

B of A Checking	$0.30
Bank Charges		$0.30

Totals	$0.30	$0.30
Memo: Correct JE 515

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/16/2011

Account	Debit	Credit

Post Petition Debts	$5,500.00
Payroll	$183.60
Office Expenses	$53.94
B of A Checking		$5,737.54

Totals	$5,737.54	$5,737.54
Memo: Payroll 8/28 — 9/10/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/19/2011

Account	Debit	Credit

Post Petition Debts	$5,500.00
Payroll	$79.75
Office Expenses	$53.94
B of A Checking		$5,633.69

Totals	$5,633.69	$5,633.69
Memo: McCarthy 8/14 — 8/27/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

JH Cohn — Fees	$101,266.80
B of A Checking		$101,266.80

Totals	$101,266.80	$101,266.80
Memo: 7th Interim 12/1/10 — 3/31/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

PHJW — Fees	$113,791.06
B of A Checking		$113,791.06

Totals	$113,791.06	$113,791.06
Memo: 7th Interim 12/1/10 — 3/31/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Blank Rome — Fees	$180,119.00
Blank Rome — Expenses	$2,391.71
B of A Checking		$182,510.71

Totals	$182,510.71	$182,510.71
Memo: 7th Interim 12/1/10 — 3/31/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Blank Rome — Fees	$192,290.00
Blank Rome — Fees	$5,807.63
B of A Checking		$198,097.63

Totals	$198,097.63	$198,097.63
Memo: 6th Interim 8/1 — 11/30/10

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

PHJW — Fees	$92,478.90
B of A Checking		$92,478.90

Totals	$92,478.90	$92,478.90
Memo: 6th Interim 8/1 — 11/30/10

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

B of A Checking	$1,000,000.00
Wells Fargo Tax Escrow		$1,000,000.00

Totals	$1,000,000.00	$1,000,000.00
Memo: Transfer funds to op a/c to pay prof fees

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

RLF — Fees	$40,580.34
RLF Expenses	$145.74
B of A Checking		$40,726.08

Totals	$40,726.08	$40,726.08
Memo: 6th Interim 8/1 — 11/30/10

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

JH Cohn — Fees	$43,626.10
B of A Checking		$43,626.10

Totals	$43,626.10	$43,626.10
Memo: 6th Interim 8/1 — 11/30/10

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Flaster Greenberg — Fees	$55,383.78
Flaster Greenberg — Expenses	$1,798.42
B of A Checking		$51,173.20

Totals	$51,173.20	$51,173.20
Memo: Avoidance Actions

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

RLF — Fees	$61,883.50
RLF — Expenses	$1,100.74
B of A Checking		$62,984.24

Totals	$62,984.24	$62,984.24
Memo: 7th Interim 12/1/10 — 3/31/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

RLF — Fees	$61,883.50
RLF — Expenses	$1,100.74
B of A Checking		$62,984.24

Totals	$62,984.24	$62,984.24
Memo: 7th Interim 12/1/10 — 3/31/11

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Blank Rome — Fees	$88,742.00
B of A Checking		$88,742.00

Totals	$88,742.00	$88,742.00
Memo: 5th Interim Holdback Rise

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/09/2011

Account	Debit	Credit

Bank Charges	$357.42
Money Market — Tax Refund		$344.75
B of A Checking		$12.67

Totals	$357.42	$357.42
Memo: B of A — Aug

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Wells Fargo Tax Escrow	$44,771,737.45
Bank Charges	$96.00
B of A Checking		$44,771,833.45

Totals	$44,771,833.45	$44,771,833.45
Memo: To tsfr funds from B of A to Wells Fargo

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/30/2011

Account	Debit	Credit

PFF Bancorp FDIC QSF	$42,332,157.45
Wells Fargo Tax Escrow		$42,332,157.45

Totals	$42,332,157.45	$42,332,157.45
Memo: Rename Tax Account

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/21/2011

Account	Debit	Credit

Suspense — NOL Carryback	$1,439,580.00
Wells Fargo Tax Escrow		$1,439,580.00

Totals	$1,439,580.00	$1,439,580.00
Memo: Release Funds to FDIC

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

Wells Fargo Tax Escrow	$44,771,737.45
Bank Charges	$96.00
Money Market — Tax Refund		$44,771,833.45

Totals	$44,771,833.45	$44,771,833.45
Memo: To tsfr funds from B of A to Wells Fargo

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/23/2011

Account	Debit	Credit

B of A Checking	$1,000,000.00
Wells Fargo Tax Escrow		$1,000,000.00

Totals	$1,000,000.00	$1,000,000.00
Memo: Transfer funds to op a/c to pay prof fees

Journal Entry
Adjusting Journal Entry: Recent
Date: 09/30/2011

Account	Debit	Credit

PFF Bancorp FDIC QSF	$42,332,157.45
Wells Fargo Tax Escrow		$42,332,157.45

Totals	$42,332,157.45	$42,332,157.45
Memo: Rename Tax Account

PFF Bancorp, Inc.
Profit & Loss
September 2011

Total
Income
Interest Income	-16314.78
Total Income	-16314.78

Expenses
Bank Charges	453.12
Bank Charges — Tax A/C’s	-2549.28
Blank Rome — Expenses	8,199.34
Blank Rome — Fees	461,151.00
Contractor — Talbott	16,500.00
Contractor — Talbott — Expenses	389.36
Flaster Greenberg — Expenses	1,789.42
Flaster Greenberg Fees	55,383.78
JH Cohn — Fees	144,892.90
Kurtzman Carson	3,482.01
Legal & Professional Fees	40,000.00
Office Expenses	1,301.28
Payroll	12,763.35
PHJW Fees	206,269.96
Post Petit Prof — Pending	-592022.89
Post Petition Accrued Exp — JH C	40,002.16
Post Petition Accrued Exp — MOGR	28,341.39
Post Petition Accrued Exp — PH	17,306.21
Post Petition Accrued Exp — RLF	63,322.10
Postage	83.45
RLF — Fees	102,463.84
RLF Expenses	1,246.48
Travel	49.96

Total Expenses	$610,818.94

Net Operating Income	$-627,133.72
Other Income
Funds Disb to Bancorp From Tax A/C	1,000,000.00

Total Other Income	$1,000,000.00

Net Other Income	$1,000,000.00

Net Income	$372,866.28

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — September 30, 2011

Total
Income
Interest Income	33,315.22
Refunds-Allowances	17,200.00
Settlement Funds Received	157,912.20
Workers Comp Experience Refund	10,563.00

Total Income	$218,990.42
Expenses
Accrued Expenses	0.00
Bank Charges	3,995.20
Bank Charges — Tax A/C’s	-2549.28
Blank Rome — Expenses	30,697.85
Blank Rome — Fees	1,167,570.20
Commissions & Fees	0.00
Contractor — Talbott	696,118.25
Contractor — Talbott — Expenses	8,908.37
Flaster Greenberg — Expenses	1,789.42
Flaster Greenberg Fees	55,383.78
Interest Expense	0.99
JH Cohn — Expenses	5,472.15
JH Cohn — Fees	726,866.80
Kurtzman Carson	253,115.41
Legal & Professional Fees	298,102.77
Office Expenses	59,973.45
Payroll	701,671.17
PHJW Expenses	24,982.85
PHJW Fees	1,997,643.56
Post Petit Prof — Pending	0.00
Post Petition Accrued Exp — JH C	40,002.16
Post Petition Accrued Exp — MOGR	28,341.39
Post Petition Accrued Exp — PH	17,306.21
Post Petition Accrued Exp — RLF	63,322.10
Postage	3,186.47
Progressive Reimb	-202416.95
RLF — Fees	251,248.88
RLF Expenses	4,778.68
Supplies	383.11
Taxes & Licenses	15,653.23
Travel	17,436.25
US Trustee	41,924.01

Total Expenses	$6,310,908.48

Net Operating Income	$-6,091,918.06
Other Income
Funds Disb to Bancorp From Tax A/C	1,000,000.00
Other Income	125,750.46

Total
Total Other Income	$1,125,750.46
Other Expenses
Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-141,393,942.74

Net Income	$-147,485,860.80

PFF Bancorp, Inc.
Balance Sheet
As of September 30, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	41,950.83
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Money Market — Tax Refund	0.00
Paine Webber Business Svcs.	0.00
PFF Bancorp FDIC QSF	42,332,157.45
Trust Inv A/C	0.00
Wells Fargo Tax Escrow	0.00

Total Bank Accounts	$44,074,108.28
Other Current Assets
Prepaid — Moffett	4,060.00

Total Other Current Assets	$4,060.00

Total Current Assets	$44,078,168.28
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3531160.00
Capital SERP PFF	-377518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29275.00
Net Income/Loss DBS correction	-33772748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00

Total
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1500413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$55,098,228.22

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Post Petition Debts	0.00
Post Petition Unpaid — JH C	40,002.16
Post Petition Unpaid — KCC	8,501.38
Post Petition Unpaid — McCarthy	7,046.17
Post Petition Unpaid — MOGR	28,341.39
Post Petition Unpaid — PH	17,306.21
Post Petition Unpaid — Pure Comp	1,193.40
Post Petition Unpaid — RLF	63,322.10
Post Petition Unpaid — Talbott	9,817.41

Total Accounts Payable	$175,530.22
Other Current Liabilities
Accrued Expenses Payable	0.00
Due to FDIC — Taxes	0.00
Suspense — NOL Carryback	42,332,157.45

Total Other Current Liabilities	$42,332,157.45

Total Current Liabilities	$42,507,687.67
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00

Total
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$159,937,743.67
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00

Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-146,678,997.03
Net Income	-884,512.42

Total Equity	$-104,839,515.45

TOTAL LIABILITIES AND EQUITY	$55,098,228.22

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 9/1/11 — 9/30/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$9,817.41	$4,675.41	$5,019.37			$19,512.19
Wages Payable	$7,046.17					$7,046.17
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees			$44,425.93	$19,626.01	$84,919.92	$148,971.86
Amounts Due to Insiders*
Other: Contractor
Other: _____________
Total Postpetition Debts	$18,863.58	$4,675.41	$49,445.30	$19,626.01	$84,919.92	$175,530.22
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Amounts will be paid upon release of tax refund monies held in suspense pending authorization from FDIC.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Post Petition Debts

Firm	Description	Requested	Authorized	Expenses	Total Due	Paid	Unpaid
Paul Hastings	6th Interim 8/1 - 11/30/10		$92,478.90	$0.00	$92,478.90	$92,478.90
	7th Interim 12/1/10 - 3/31/11		$113,791.06	$0.00	$113,791.06	$113,791.06
	8th Interim 4/1 - 7/31/11	$21,287.00	$17,029.60	$276.61	$17,306.21		$17,306.21
RLF	6th Interim 8/1 - 11/30/10		$40,580.34	$145.74	$40,726.08	$40,726.08
	7th Interim 12/1/ 10 - 3/31/11		$61,883.50	$1,100.74	$62,984.24	$62,984.24
	4/1 - 4/30/11	$19,180.50	$15,344.40	$200.02	$15,544.42		$15,544.42
	5/1 - 5/31/11	$17,422.50	$13,938.00	$188.19	$14,126.19		$14,126.19
	6/1 - 6/30/11	$17,975.00	$14,380.00	$338.81	$14,718.81		$14,718.81
	7/1 - 7/31/11	$23,334.00	$18,667.20	$265.48	$18,932.68		$18,932.68
Blank Rome	8/1 - 11/30/10	$240,362.50	$192,290.00	$5,807.63	$198,097.63	$198,097.63
	5th Interim Holdback Release		$88,742.00	$0.00	$88,742.00	$88,742.00
	7th Interim 12/1/10 - 3/31/11	$180,119.00	$180,119.00	$2,391.71	$182,510.71	$182,510.71
JH Cohn	6th Interim 8/1 - 11/30/10		$43,626.10	$0.00	$43,626.10	$43,626.10
	7th Interim 12/1/ 10 - 3/31/11				$101,266.80	$101,266.80
	4/1 - 4/30/11	$19,588.00	$15,670.40	$11.52	$15,681.92		$15,681.92
	5/1 - 5/31/11	$14,013.00	$11,210.40	$15.60	$11,226.00		$11,226.00
	6/1 - 6/30/11	$6,134.00	$4,907.20	$0.00	$4,907.20		$4,907.20
	7/1 - 7/31/11	$10,223.00	$8,178.40	$8.64	$8,187.04		$8,187.04
Flaster Greenberg		NA	$55,383.78	$1,789.42	$57,173.20	$57,173.20
Moffett & Grigorian	11/1/10 - 12/31/10	NA	$15,290.30	$0.00	$15,290.30		$15,290.30
	1/1/11 - 1/31/11	NA	$6,585.50	$0.00	$6,585.50		$6,585.50
	1/27/11 - 6/25/11	NA	$6,460.00	$5.59	$6,465.59		$6,465.59
Kurtzman Carson Consultant	7/1/11 - 7/31/11	NA	$3,451.50	$1,477.87	$5,019.37
	8/1/11 - 8/31/11	NA	$2,259.00	$1,223.01	$3,482.01		$3,482.01
Pure Compliance	9/7/2011	NA	$1,193.40	$0.00	$1,193.40		$1,193.40
McCarthy	9/10 - 9/23/11	NA	$7,000.00	$46.17	$7,046.17		$7,046.17
Talbott	9/11 - 9/24/11	NA	$9,625.00	$192.41	$9,817.41		$9,817.41

Total					$1,156,926.94	$981,396.72	$175,530.22

In re PFF Bancorp, Inc. Debtor	08-13127 9/1/11 — 9/30/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X